IGAMBIT Announces Acquisition of

ArcMail

A Leading Provider of

Email Management Solutions.

Press Release: iGambit Inc. – Tuesday  November 10, 2015 10 AM  EST

SMITHTOWN,  NY.,  November  10,  2015  Marketwire/  --  iGambit  Inc.  (OTCQB:  IGMB),  a

diversified   holding company,  announced  that  on  November  4,  2015  it  acquired  Wala,  Inc  doing business as ArcMail Technology (Arcmail) via a stock purchase agreement.  ArcMail will operate as a wholly-owned subsidiary of iGambit.

A copy of the Form 8-K report may be accessed at www.sec.gov.

Rory  Welch,  CEO  of  ArcMail,  states,  “ArcMail  is  very  excited  about  becoming  an  iGambit

company.   Their  exceptional  leadership,  core  values  of  integrity and  service  to  others  and  strong record of collaboration are a perfect fit for our corporate mission and vision.  This partnership will allow us to continue to grow and advance our technology services.”

John  Salerno,  Chairman  and  CEO  of  iGambit,  said,  “We  have  known  and  worked  with  ArcMail for several years to consummate this acquisition. We believe that both companies will benefit from ownership  in  the  iGambit  holding  company  model.  A  model  that  offers  significant  growth potential.  I  am  pleased  to  report  that  we  have  found  a  terrific  opportunity  for  iGambit,  ArcMail

and  our  stakeholders  in  this  combination.    We  look  forward  to  having  a  close  and  rewarding

relationship with Rory Welch and the ArcMail team as they seek to continue on their mission.”

About iGambit Inc:    iGambit (OTCBB: IGMB) is a fully reporting publicly-held company. We are a diversified holding company pursuing and evaluating a number of strategic objectives. These objectives  include,  among  others,  the  potential  acquisition of  early-stage  technology  companies with strong growth potential easily recognized in the public arena. We believe that the background of our management and of our Board of Directors in the technology markets is a valuable resource that makes us a desirable business partner to the companies that we are seeking to acquire. When we  acquire  a  company,  we  work  to  assume  an  active  role  in  the  development  and  growth  of  the company,  providing  both  strategic  guidance  and  operational  support.  Once  a  company  joins  our partner  company network,  our  collective  expertise  is  leveraged  to  help  position  that  company to produce  high-margin,  recurring  and  predictable  earnings  and  generate  long-term  value  for  our stockholders. For  more  information,  please  visit  www.igambit.com.  Information  on  our  website does not comprise a part of this press release.

About ArcMail: ( www.arcmail.com ), ArcMail is a leading provider of simple, secure and cost-

effective   email  and enterprise archiving and management solutions.  Honored  with  the  Network

Products  Guide  Product  Innovation  Award,  ArcMail  was  founded  to  help  companies  and  public

sector   organizations   implement   effective   email   archiving   programs,   boost   email   server

performance  and  satisfy  regulatory  requirements.  With  the  rapid  growth  of  email  usage,  the

Shreveport,  LA-based  company  addresses  a  need  for  simple,  secure  email  archiving  that  is affordable for small businesses  yet robust enough to handle the demands of enterprise companies and government entities. ArcMail's solution, the Defender, was developed to provide cost-effective email archiving hardware that improves the user experience, reduces the load on IT resources and safely  secures  the  business  information  contained  in  emails,  all  in  an  easy-to-use  appliance.  We believe the Defender is the best email archiving solution for organizations with anywhere from 5 to  5,000+  mailboxes  across  a  broad  section  of  industries.  Companies  and  organizations  such  as:

Behr Paints, State of New York  Metropolitan Transportation Authority,  St.  Louis Public Schools

and  the  Canadian  Parliament  have  all  turned  to  ArcMail  for  efficient  email  storage.  ArcMail  has also  been  listed  by leading  business  analyst  companies  who  report  on  email  archiving  appliance vendors.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by iGambit are "forward-looking statements"

within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1995.  Such  information includes,  without  limitation,  the  business  outlook,  assessment  of  market  conditions,  anticipated

financial   and   operating   results,   strategies,   future   plans,   contingencies   and   contemplated

transactions  of  the  company.  Such  forward-looking  statements  are  not  guarantees  of  future performance  and  are subject to  known and  unknown  risks,  uncertainties and  other  factors  which

may   cause   or   contribute   to   actual   results   of   company   operations,   or   the   performance   or

achievements  of  the  company  or  industry  results,  to  differ  materially  from  those  expressed,  or implied  by  the  forward-looking  statements.  In  addition  to any  such risks,  uncertainties  and  other factors  discussed  elsewhere  herein,  risks,  uncertainties  and  other  factors  that  could  cause  or contribute to  actual results  differing materially from  those  expressed  or  implied  for the forward-

looking  statements  include,  but  are  not  limited  to  fluctuations  in  demand;  changes  to  economic growth  in  the  U.S.  and  U.S.  government  policies  and  regulations,  including,  but  not  limited  to those  affecting  the  medical  fertility  clinic  industry.  iGambit  undertakes  no  obligation  to  publicly update  any  forward-looking  statements,  whether  as  a  result  of  new  information,  future  events  or

otherwise.   Actual   results,   performance  or   achievements   could   differ   materially   from   those

anticipated  in  such  forward-looking  statements  as  a  result  of  certain  factors,  including  those  set forth in iGambit Inc.'s filings with the Securities and Exchange Commission.

Investor Relations Contact:

iGambit Inc.

John Salerno, CEO

631-670-6777

john@igambit.com